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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into MFN Financial Corporation's previously filed Registration Statement File No. 333-35770.



                                       /S/ ARTHUR ANDERSEN LLP

Chicago, Illinois
March 5, 2001